UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 30, 2008
NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-01649 (Commission File Number)	94-0849175 (IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California (Address of principal executive offices)	92606 (Zip Code)
(949) 863-3144
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K filed by Newport Corporation (the “Registrant”) on January 30, 2008 is being filed to correct typographical errors in the Registrant’s consolidated balance sheet at December 29, 2007, which was included in the Registrant’s press release attached as Exhibit 99.1 to such Current Report on Form 8-K. The balance sheet at December 29, 2007 has been corrected in Exhibit 99.1 attached to this Amendment No. 1 to reflect total assets of $688,572 and total liabilities and stockholders’ equity of $688,572. All other financial information contained in the balance sheet and elsewhere in the Registrant’s press release remains unchanged.
This Amendment No. 1 does not reflect any events that have occurred after the original filing of the Current Report on Form 8-K on January 30, 2008, and does not modify or update the disclosures in such Current Report on Form 8-K in any way except as specifically described in this Explanatory Note.

Item 2.02.	Results of Operations and Financial Condition.
On January 30, 2008, the Registrant announced its financial results for the fourth quarter and full fiscal year ended December 29, 2007, and its business outlook for the first quarter and full year of 2008. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.
This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 30, 2008 (furnished pursuant to Item 2.02 and not deemed filed).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 31, 2008	NEWPORT CORPORATION
	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 30, 2008 (furnished pursuant to Item 2.02 and not deemed filed).